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                                                                 Exhibit 10.1(b)

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of May __, 1998, among SAUER INC., a Delaware corporation (the "Company"), and DR. KLAUS H. MURMANN, Nicola Keim and Sven Murmann (collectively, the "Holders").

                                    RECITALS

                  WHEREAS, the Holders own in the aggregate _________ shares of Registrable Stock (as defined below); and

                  WHEREAS, the Company and the Holders have agreed to enter into this Agreement in order to set out certain rights of the Holders with respect to the registration of Registrable Stock under the 1933 Act (as defined below);

                  WHEREAS, the Board of Directors of the Company has authorized the officers of the Company to execute and deliver this Agreement in the name of and on behalf of the Company;

                  NOW, THEREFORE, in consideration of the mutual covenants, promises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions and References. For purposes of this Agreement, in addition to the definitions set forth above and elsewhere herein, the following terms shall have the following respective meanings:

                  "1933 Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Affiliate" of a Holder means a person who controls, is controlled by or is under common control with such Holder or the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such Holder or, in the case of a Holder which is a partnership, its partners.

                  "Agreement" means this Registration Rights Agreement, dated as of May __, 1998, among the Company and the Holders, and all amendments hereto made in accordance with the provisions of Section 19.
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                  "Commission" means the United States Securities and Exchange
         Commission and any successor agency.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" has the meaning specified in the preamble to this Agreement and includes any permitted transferees under Section 12.

                  "Murmann Family" means Klaus Murmann, his spouse, Christa and Brigitta Zoellner and each of their direct descendants and spouses, persons inheriting from any of them under estate laws, any company at least 90% of the beneficial interests and voting rights are owned or held by the foregoing and any fiduciary acting under any instruments as to which the foregoing represent 90% or more of the beneficial interests.

                  "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Stock" means the aggregate of _________ shares of Common Stock owned by the Holders as of the date hereof and any shares of Common Stock issued or issuable with respect to any such shares of Registrable Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular shares of Registrable Stock that have been issued, such securities shall cease to be Registrable Stock when (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of under such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144, (c) the Holder of such shares is able to dispose of all of the shares then held by such Holder pursuant to Rule 144, (d) they shall have been otherwise transferred or disposed of, except to permitted transferees pursuant to Section 12 or
         (e) they shall have ceased to be outstanding.

                  "Rule 144" means Rule 144 (or any successor provision) under the 1933 Act.
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                  2. Restrictive Legend. Each certificate representing
Registrable Stock shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH ACT DOES NOT APPLY."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Shearman & Sterling shall be satisfactory counsel) the securities being sold thereby may be publicly sold without registration under the 1933 Act.

                  3. Notice of Proposed Transfer. Prior to any proposed transfer of any Registrable Stock (other than under the circumstances described in Sections 4 or 5), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Shearman & Sterling shall be satisfactory counsel) to the effect that the proposed transfer may be effected without registration under the 1933 Act, whereupon the holder of such Registrable Stock shall be entitled to transfer such Registrable Stock in accordance with the terms of its notice. Each certificate for Registrable Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the 1933 Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the 1933 Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

                  4. Demand Registration. (a) At any time 180 days after the date of this Agreement, the Holders of at least 25% of the then outstanding Registrable Stock (the "Requesting Holders") may request in a written notice that the Company file a registration statement under the 1933 Act (or a similar document pursuant to any other statute then in effect corresponding to the 1933
Act) covering the registration of at least 25% of the Registrable Stock then outstanding in the manner specified in such notice (a "Demand Registration"). Following receipt of any notice under this Section 4, the Company shall (i) within twenty (20) days notify
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all other Holders of such request in writing and (ii) use its efforts to cause to be filed and declared effective as soon as reasonably practicable a registration statement providing for the offer and sale of all Registrable Stock that the Requesting Holders and such other Holders have, within ten (10) days after the Company has given such notice, requested be registered in accordance with the manner of disposition specified in such notice by the Requesting Holders.

                  (b) If the Requesting Holders intend to have the Registrable Stock distributed by means of an underwritten offering, the Company shall include such information in the written notice referred to in clause (i) of
Section 4(a) above. In such event, the right of any Holder to include its Registrable Stock in such registration shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Stock in the underwritten offering (unless otherwise mutually agreed by a majority in interest of the Requesting Holders and such Holder) to the extent provided below. All Holders proposing to distribute Registrable Stock through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Requesting Holders and shall be approved by the Company, which approval shall not be unreasonably withheld, provided (i) that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Stock, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Stock, and (iii) that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Stock of such Holder and such Holder's intended method of distribution and any other representations required by law or reasonably required by the underwriter.

                  (c) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay the filing of any Demand Registration until the earliest practicable time at which such Demand Registration can be reasonably effected if (i) the Company is conducting or about to conduct an underwritten public offering of securities in which the Holders are entitled to join pursuant to Section 5(a) hereof, (ii) the Company is subject to an existing contractual obligation not to engage in a public offering, (iii) the financial statements of the Company for the fiscal period most recently ended prior to such written request are not yet available, or (iv) the Company shall determine that any such filing or the offering of Registrable Stock would (x) in the good faith judgment of the Board of Directors of the Company, impede, delay or otherwise interfere with any pending or contemplated financing, acquisition, corporate reorganization or other similar transaction involving the Company, (y) based upon advice from the Company's investment banker or financial adviser, adversely affect any pending or contemplated offering or sale of any class of securities by the Company, or (z) require disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the Company and its shareholders. After the expiration of
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any such postponement or delay and without any further request from a Holder, the Company shall effect the filing of the relevant Demand Registration and shall use its best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless such Holder shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request.

                  (d) Notwithstanding any provision of this Agreement to the contrary,

                  (i) the Company shall not be required to effect more than one Demand Registration in any six-month period;

                  (ii) a Holder shall not be entitled to request a Demand Registration until after 180 days after the closing of the initial public offering of Common Stock, and

                  (iii) no request for a Demand Registration may be made by a Holder during the pendency of any lock-up period imposed in connection with a public offering of securities of the Company, except with the consent of the underwriters controlling the applicable lock-up agreement.

                  (e) The Company shall not be obligated to effect and pay for more than a total of three (3) registrations pursuant to Section 4; provided that a registration requested pursuant to Section 4 shall not be deemed to have been effected for purposes of this Section 4(e) unless (i) it has been declared effective by the Commission, (ii) it has remained effective for the period set forth in Section 6(a), (iii) Holders of Registrable Stock included in such registration have not withdrawn sufficient shares from such registration such that the remaining Holders requesting registration would not have been able to request registration under the provisions of Section 4 and (iv) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by any act or omission of Holders of Registrable Stock).

                  (f) The Company agrees not to effect any public or private sale, distribution or purchase of any of its equity securities which are the same as or similar to, or convertible into or exchangeable or exercisable for, Common Stock of the Company during the 30-day period prior to, and the 90-day period beginning on, the effective date of any registration statement filed pursuant to a Demand Registration. The foregoing sentence shall not apply to:
(x) any shares of Common Stock issued by the Company upon the exercise of an option or the conversion of a security outstanding on the filing date of any registration statement, (y) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to employee benefit plans of the Company and (z) the issue and sale of shares of Common Stock as consideration for the acquisition of another entity or all or substantially all of the assets of another entity, provided the
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recipient of such shares has agreed in writing to be bound by the terms of such restrictions for the remainder of its term.

                  5. Incidental Registration. (a) Subject to Section 9, if at any time the Company proposes to file a registration statement under the 1933 Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock and such filing is to be on the Company's behalf and/or on behalf of selling holders of its securities for the general registration of its Common Stock to be sold for cash, the Company shall each such time promptly give each Holder written notice of such proposal setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than twenty (20) days from the date of such notice, and advising each Holder of its right to have Registrable Stock included in such registration. Upon the written request of any Holder received by the Company no later than ten (10) days after the date of the Company's notice, the Company shall use its reasonable efforts to cause to be registered under the 1933 Act all of the Registrable Stock that each such Holder has so requested to be registered. If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Company), the total amount of such Common Stock to be so registered, including such Registrable Stock, will exceed the maximum amount of the Company's Common Stock which can be marketed (a) at a price reasonably related to the then current market value of such Common Stock, or (b) without otherwise materially and adversely affecting the entire offering, then the Company shall be entitled to reduce the number of shares of Registrable Stock in such offering. Such reduction shall be allocated among all such Holders in proportion (as nearly as practicable) to the amount of Registrable Stock owned by each Holder at the time of filing the registration statement. If any Holder of Registrable Stock disapproves of such reduction, such Holder may elect to withdraw all of its Registrable Stock from such offering by written notice to the Company.

                  (b) If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder that has requested to register Registrable Stock and thereupon the Company shall be relieved of its obligation to register any Registrable Stock in connection with such registration (but not from its obligation to pay expenses in connection therewith to the extent provided in Section 8), without prejudice, however, to the rights of any one or more Holders to request such registration be effected as a registration under Section 4.

                  (c) In connection with any registration of the Company's securities and upon the written request of the Company or the underwriters managing any underwritten offering of the Common Stock, each Holder agrees not to effect any sale, disposition or distribution of the Common Stock (other than that included in any such registration) or securities exercisable for or
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convertible or exchangeable into Common Stock without the prior written consent of the Company or such underwriters, as the case may be, during the 30-day period prior to, and the 90-day period beginning on, the effective date of any registration statement to which Section 5(a) applies. The foregoing sentence shall not apply to (x) transfers to family members, trusts or similar arrangements for bona fide estate planning reasons or charities, provided the recipient of such shares has agreed in writing to be bound by the terms of such restrictions for the remainder of its term and (y) transfers of shares bought in market transactions.

                  (d) No Holder may participate in any underwritten registration pursuant to this Section 5 unless such Holder (i) agrees to sell such Holder's Registrable Stock on the basis provided in any underwritten arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  6. Obligations of the Company. Whenever required under Section 4 or Section 5 to use its reasonable efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Stock covered by such registration statement;

                  (c) furnish to the Holders or underwriters such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the 1933
         Act) and such other documents and information as they may reasonably request;

                  (d) use its reasonable efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Stock covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; [and provided, further, that the Company shall
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         not be required to qualify such Registrable Stock in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Stock to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Stock in such jurisdiction unless such Holder agrees to do so];

                  (e) promptly notify each Holder for whom such Registrable Stock is covered by such registration statement and any underwriter,
         (i) when a prospectus or any prospectus supplement or amendment has been filed, and, with respect to a registration statement or any post-effective amendment to a registration statement, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information or any receipt of Commission comments, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for any such purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Stock for sale in any jurisdiction or the initiation or threat of any proceedings for such purpose, and (v) at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and shall otherwise comply in all material respects with applicable law;

                  (f) use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Stock pursuant to
         Section 4 or Section 5, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective, (i) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (ii) letters dated such date
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                                        9

         and the date the offering is completed from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (A) stating that they are independent certified public accountants within the meaning of the 1933 Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and (B) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

                  (g) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

                  (h) If requested in connection with a disposition of Registrable Stock pursuant to a Registration Statement, make available for inspection by a representative of the Holders of Registrable Stock being sold, the underwriter participating in any disposition of Registrable Stock, if any, and any attorney or accountant retained by such Holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries, to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition; subject to reasonable assurances by each such person that such information will only be used in connection with matters relating to such Registration Statement; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such
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         information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

                  (i) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earning statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the 1933 Act; and

                  (j) use its reasonable efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, or if applicable, on the Nasdaq National Market.

For purposes of Sections 6(a) and 6(b), the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby and 6 months after the effective date thereof.

                  7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  8. Expenses of Registration. All expenses incurred in connection with each registration pursuant to Section 4 and Section 5 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and fees and disbursements of counsel for the Company, shall be paid by the Company; provided, however, that if a registration request pursuant to Section 4 of this Agreement is subsequently withdrawn at the request of the Holders of a number of shares of Registrable Stock such that the remaining Holders requesting registration would not have been able to request registration under the provisions of Section of this Agreement, such withdrawing Holders shall bear such expenses unless such withdrawing Holders shall forfeit their right to one requested registration pursuant to Section 4 of this Agreement. The Holders shall bear and pay the underwriting commissions and discounts and any stamp or transfer tax or duty and the fees
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and disbursements of counsel for such Holder applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

                  9. Underwriting Requirements. In connection with any underwritten offering, the Company shall not be required under Section 5 to include shares of Registrable Stock in such underwritten offering unless the Holders of such shares of Registrable Stock accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

                  10. Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Stock to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Exchange Act; and

                  (c) furnish to each Holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the 1933 Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Stock without registration.

                  11. Indemnification. In the event any Registrable Stock is included in a registration statement under this Agreement:

                  (a) The Company shall indemnify and hold harmless each Holder, such Holder's directors and officers, each person who participates in the offering of such Registrable Stock, including underwriters (as defined in the 1933 Act), and each person, if any, who controls such Holder or participating person within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the 1933 Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein
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                                       12

         or necessary to make the statements therein not misleading, and shall reimburse each such Holder, such Holder's directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be liable to any Holder, such Holder's directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder's directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

                  (b) Each Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the 1933 Act, and each agent and any underwriter for the Company (within the meaning of the 1933
         Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the 1933 Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided, further, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the shares sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Stock covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

                  (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  12. Transfer of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registrable Stock may be transferred, provided that: (i) such transferee is a member of the Murmann Family; (ii) the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred and (iii) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement. Except as provided in this Section 12, the registration rights of any Holder under this Agreement may not be transferred.

                  13. Lockup. Each Holder shall, in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Stock (other than that included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred and eighty (180) days from the effective date of such registration as the Company or the underwriters may specify. The foregoing sentence shall not apply to (x) transfers to family members, trusts or similar arrangements for bona fide estate planning reasons or charities, provided the recipient of such shares has agreed in writing to be bound by the terms of such restrictions for the remainder of its term and (y) transfers of shares bought in market transactions.

                  14. Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  17. Titles. The titles of the Sections of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  18. Notices. Any notice required or permitted under this Agreement shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, directed to (a) the Company at the address set forth below its signature hereof or (b) to a Holder at the address therefor as set forth in the Company's records or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. The giving of any notice required hereunder may be waived in writing by the parties hereto. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by mail or telex, with receipt acknowledged.

                  19. Amendments and Waivers. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Stock then outstanding. Any amendment or waiver effected in accordance with this Section 20 shall be binding upon each Holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder and all such securities, and the Company.

                  20. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

                  21. Entire Agreement. All prior agreements of the parties concerning the subject matter of this Agreement are expressly superseded by this Agreement. This Agreement contains the entire Agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this Agreement shall be of no effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            SAUER INC.



                                            By _________________________________

                                                Name:
                                                Title:

                                                2800 East Thirteenth Street
                                                Ames, Iowa 50010


                                            ____________________________________
                                            KLAUS H. MURMANN



                                            ____________________________________
                                            NICOLA KEIM


                                            ____________________________________
                                            SVEN MURMANN